Exhibit 99.3

IBM 3Q 2016 Earnings October 17, 2016 ibm.com/investor

2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earning presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 17, 2016. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/3q16.html Forward Looking Statements and Non-GAAP Information

3 Overview Continued strength in strategic imperatives Growth led by cloud and analytics Solid recurring revenue base Addressing new opportunities and creating new markets, while delivering innovation in existing businesses Investing organically and through acquisitions Shifting spending and skills Monetizing core technologies 3Q16 $19.2B $3.29 $12.9B Revenue Operating EPS Free Cash Flow Last 12 Months

4 A Cognitive Solutions & Cloud Platform Company Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud 3Q16 Progress Significant ramp in cloud as-a-Service revenue over the last two quarters Continued global expansion of cloud centers Expanded partnerships to accelerate cloud adoption New Cognitive offerings and capabilities in Watson platform, Watson Health and Watson IoT Launched Industry Platforms Building blockchain platform and services Formed Watson Financial Services, and announced acquisition of Promontory Financial Group Strategic Imperatives Revenue 3Q16 Yr/Yr Total $8.0 15% Analytics $4.8 14% Cloud $3.4 42% aaS-exit annual run rate $7.5 65% Mobile $1.2 19% Security $0.5 11% Social $0.2 (21%) Last $32B 40% 12 months Strategic Imperatives of IBM Revenue Revenue

5 Key Financial Metrics Revenue growth rates @CC, $ in billions except for EPS B/(W) Gross margin across the segments reflects higher level of investment and mix to as-a-Service Expense reflects higher levels of investment, currency impact and benefits from IP licensing P&L Highlights 3Q16 Yr/Yr Revenue $19.2 (1%) Expense $5.6 2% PTI - Operating $3.7 (8%) NI - Operating $3.1 (4%) EPS - Operating $3.29 (1%) P&L Ratios (Operating) GP Margin 48.0% (2.1 pts) Expense E/R 28.9% 0.4 pts PTI Margin 19.1% (1.6 pts) Tax Rate 14.2% 3.8 pts NI Margin 16.4% (0.6 pts) Last 12 Cash Highlights 3Q16 Months Free Cash Flow (excl. GF Receivables) $2.4 $12.9 Share Repurchase (Gross) $0.9 $3.4 Dividends $1.3 $5.2 Cash Balance @ Sept 30 $10.0

6 Cognitive Solutions Segment Sequential improvement in Solutions Software revenue, led by analytics including Watson Margin reflects high value content, increased investment levels and SaaS ramp Expanding Watson capabilities and enhancing industry focus Highlights Revenue growth rates @CC, $ in billions Segment Results 3Q16 Yr/Yr Revenue (External) $4.2 5% Gross Margin (External) 80.4% (3.9 pts) PTI $1.6 (1%) PTI Margin 32.1% (2.7 pts) Segment Revenue Elements Transaction Processing Software (2%) Yr/Yr Solutions Software +8% Yr / Yr Strategic Imperatives Revenue within Cognitive Solutions 3Q16 Yr/Yr Strategic Imperatives $2.7 11% Cloud $0.6 75% as-a-Service annual run rate $1.6

7 Global Business Services Segment Growth in digital practices offset by declines in traditional consulting areas Engineered shift to digital practices with strong growth in cloud, analytics and mobility Margin decline driven by Consulting Highlights Revenue growth rates @CC, $ in billions Segment Revenue Elements Application Management +2% Yr/Yr Global P rocess Services (1%) Yr/Yr Consulting (5%) Yr/Yr Strategic Imperatives Revenue within Global Business Services 3Q16 Yr/Yr Strategic Imperatives $2.3 12% Cloud $0.8 69% as-a-Service annual run rate $0.8 Segment Results 3Q16 Yr/Yr Revenue (External) $4.2 (2%) Gross Margin (External) 28.8% (0.9 pts) PTI $0.5 (18%) PTI Margin 12.7% (2.6 pts)

8 Technology Services and Cloud Platforms Segment Continued momentum in hybrid cloud with growth in Infrastructure Services Growth in Integration Software driven by Connect products and mission critical offerings Margin expansion in Infrastructure Services offset by decline in Technical Support Services Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 3Q16 Yr/Yr Strategic Imperatives $2.3 42% Cloud $1.5 55% as-a-Service annual run rate $5.1 Segment Results 3Q16 Yr/Yr Revenue (External) $8.7 1% Gross Margin (External) 42.0% (0.2 pts) PTI $1.3 (2%) PTI Margin 14.4% (0.7 pts) Segment Revenue Elements Integration Software +4% Yr/Yr Infrastructure Services +2% Yr / Yr Technical Support Services (1%) Yr/Yr

9 Systems Segment z Systems performance reflects product cycle, with revenue down and margin expansion Power impacted by Unix decline, while transitioning to Linux Storage value continues to shift to software Gross Margin expansion in z Systems offset by Power and Storage Highlights Revenue growth rates @CC, $ in billions Segment Revenue Elements Systems Hardware (25%) Yr / Yr Operating Systems Software (11%) Yr / Yr Strategic Imperatives Revenue within Systems 3Q16 Yr/Yr Strategic Imperatives $0.7 (18%) Cloud $0.5 (16%) Segment Results 3Q16 Yr/Yr Revenue (External) $1.6 (21%) Gross Margin (External) 51.1% (4.8 pts) PTI $0.1 (45%) PTI Margin 7.8% (3.5 pts)

10 Software Revenue Highlights Software Revenue Composition - 3Q16 Cognitive Solutions Annuity +7% Yr/Yr Transactional (5%) Yr/Yr Operating Systems Annuity (9%) Yr/Yr Integration Software Annuity +2% Yr/Yr Revenue growth rates @CC Software portfolio is broad, open and runs across IBM and non-IBM environments Solid growth in Cognitive Solutions and Integration Software, Operating Systems declined Growth in annuity revenue mitigated by transaction decline 3Q16 - $5.7B Total Software revenue, +3% Yr/Yr

11 Cash Flow and Balance Sheet Highlights Free Cash Flow realization over 100% on a trailing twelve month basis 12 acquisitions through September Positioned to support business over the longer term $ in billions *Excludes Global Financing receivables; **Prior year reclassified for the adoption of the FASB guidance (Debt issuance cost) Balance Sheet Sep 16 Dec 15 **Sep 15 Cash & Marketable Securities $10.0 $8.2 $9.6 Total Debt $42.5 $39.9 $39.6 Global Financing Debt $26.1 $27.2 $26.0 Global Financing Leverage 7.3 7.3 7.0 Non-GF Debt $16.4 $12.7 $13.6 Non-GF Debt/Capital 55% 54% 58% Last 12 Cash Flow 3Q16 Yr/Yr Months Net Cash from Operations* $3.3 ($0.2) $16.7 Free Cash Flow* $2.4 ($0.1) $12.9 Selected Uses of Cash Net Capital Expenditures $0.9 $3.8 Acquisitions $0.0 $8.0 Dividends/Share Repurchase $2.2 $8.6

12 Summary 3Q results demonstrate stability in IBM’s business Continued strength in cloud, analytics Investing to address new opportunities and create new markets Continue to expect at least $13.50 of operating earnings per share for the year and free cash flow at higher end of the range provided in January

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14 Supplemental Materials Currency – Impact on Revenue Growth Geographic Revenue Segment Revenue & Gross Profit Margin Additional Revenue & Backlog Information Expense Summary Global Financing Portfolio Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

15 Currency – Impact on Revenue Growth Supplemental Materials 10/14/16 Quarterly Averages per US $ 1Q16 Yr/Yr 2Q16 Yr/Yr 3Q16 Yr/Yr Spot 4Q16 FY16 1Q17 2Q17 Euro 0.91 (2%) 0.89 2% 0.90 0% 0.91 1% 0% 0% (3%) Pound 0.70 (6%) 0.70 (7%) 0.76 (18%) 0.82 (24%) (14%) (17%) (18%) Yen 115 3% 108 11% 102 16% 104 14% 11% 10% 3% IBM Revenue Impact (2.6 pts) (0.2 pts) 0.8 pts 0-1Pts 0Pts ~1Pts (1Pts) (US$B) Yr/Yr Revenue As Reported $19.2 (0.3%) Currency Impact $0.2 0.8Pts Revenue @ CC $19.1 (1.1%) Yr/Yr @ 10/14/16 Spot

16 Geographic Revenue Sequential improvement in the Americas and EMEA performance US performance flat vs. last year; growth in Latin America EMEA improvement driven by UK, Germany, France, and the Nordics Asia Pacific performance mixed with a decline in Japan (-3%) and continued strong performance in India Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 3Q16 Yr/Yr Americas $9.1 Flat Europe/ME/Africa $5.9 Flat Asia Pacific $4.2 (4%)

17 Segment Revenue & Gross Profit Revenue growth rates @CC, $ in billions Supplemental Materials Segment Revenue & Profit Metrics - 3Q16 Revenue Yr/Yr GP% GP Yr/Yr Cognitive Solutions $4.2 5% 80.4% (3.9) pts Global Business Services $4.2 (2%) 28.8% (0.9) pts Cognitive Solutions & Industry Services $8.4 1% 54.7% (1.8) pts Technology Services & Cloud Platforms $8.7 1% 42.0% (0.2) pts Global Technology Services $7.7 1% 36.5% (0.2) pts Integration Software $1.0 4% 83.8% (0.7) pts Systems $1.6 (21%) 51.1% (4.8) pts Systems Hardware $1.1 (25%) 36.9% (7.9) pts Operating Systems Software $0.4 (11%) 88.3% (2.0) pts Global Financing $0.4 (9%) 37.8% (10.6) pts

18 Additional Revenue & Backlog Information Growth rates @CC, $ in billions, Actual backlog calculated using September 30 currency spot rates *Total Software = Cognitive Solutions + Integration Software + Operating Systems Software **Prior year reclassified to reflect current segment structure. Supplemental Materials 3Q16 Yr/Yr Services Revenue Global Technology Services $7.7 1% Infrastructure Services $5.9 2% Technical Support Services $1.8 (1%) Global Business Services $4.2 (2%) Consulting $1.8 (5%) Global Process Services $0.4 (1%) Application Management $2.0 2% Signings** $9.0 (1%) Services Backlog $121 (1%) Currency Impact Year to Year $2 Currency Impact Quarter to Quarter $1 3Q16 Yr/Yr Software Revenue* $5.7 3% Cognitive Solutions $4.2 5% Solutions Software $2.9 8% Transaction Processing Software $1.3 (2%) Integration Software $1.0 4% Operating Systems Software $0.4 (11%) Hardware Revenue $1.1 (25%) z Systems (35%) Power (31%) Storage (9%)

19 Expense Summary Supplemental Materials $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges B/(W) Expense Metrics 3Q16 Yr/Yr Currency Acq. * Base SG&A – Operating $4.5 1% (1 pts) (4 pts) 6 pts RD&E – Operating $1.4 (9%) 1 pts (9 pts) (1 pts) IP and Development Income ($0.5) 181% Other (Income)/Expense ($0.0) N/M Interest Expense $0.2 (35%) Operating Expense & Other Income $5.6 2% (3 pts) (5 pts) 10 pts

20 Global Financing Portfolio 3Q16 – $24.4B Net External Receivables Global Financing Metrics 3Q16 2Q16 3Q15 Identified Loss Rate 2.1% 2.1% 2.1% Anticipated Loss Rate 0.5% 0.5% 0.3% Reserve Coverage 2.6% 2.6% 2.4% Client Days Delinquent Outstanding 3.9 3.5 4.2 Commercial A/R > 30 days $19M $25M $32M Supplemental Materials Investment Grade 51% Non-Investment Grade 49% 21% 30% 25% 14% 8% 2% 0% 10% 20% 30% 40% Aaa to A3 Baa1 to Baa3 Ba1 to Ba2 Ba3 to B1 B2 to B3 Caa1 to D

21 Balance Sheet Summary *Prior year reclassified for the adoption of the FASB guidance (Debt issuance cost and Deferred Tax classification) **includes eliminations of inter-company activity Supplemental Materials $ in billions Sep 16 Dec 15 Sep 15* Cash & Marketable Securities $10.0 $8.2 $9.6 Non-GF Assets ** $74.3 $67.7 $67.2 Global Financing Assets $31.3 $34.6 $31.5 Total Assets $115.6 $110.5 $108.4 Other Liabilities $56.0 $56.2 $55.3 Non-GF Debt ** $16.4 $12.7 $13.6 Global Financing Debt $26.1 $27.2 $26.0 Total Debt $42.5 $39.9 $39.6 Total Liabilities $98.4 $96.1 $94.9 Equity $17.2 $14.4 $13.5 Non-GF Debt / Capital 55% 54% 58% Global Financing Leverage 7.3 7.3 7.0

22 Cash Flow Summary Supplemental Materials $ in billions B/(W) YTD B/(W) 3Q16 Yr/Yr 2016 Yr/Yr Net Cash from Operations $4.2 ($0.0) $13.3 $1.6 Less: Global Financing Receivables $0.9 $0.2 $3.6 $1.7 Net Cash from Operations (excluding GF Receivables) $3.3 ($0.2) $9.7 ($0.1) Net Capital Expenditures ($0.9) $0.1 ($2.8) ($0.0) Free Cash Flow (excluding GF Receivables) $2.4 ($0.1) $6.9 ($0.1) Acquisitions ($0.0) $0.1 ($5.4) ($4.6) Divestitures $0.0 $0.6 $0.0 $0.5 Dividends ($1.3) ($0.1) ($3.9) ($0.3) Share Repurchases (Gross) ($0.9) $0.7 ($2.6) $1.2 Non-GF Debt ($1.7) ($2.1) $3.4 $2.6 Other (includes GF A/R & GF Debt) $0.9 ($0.5) $3.5 $1.4 Change in Cash & Marketable Securities ($0.6) ($1.5) $1.8 $0.7

23 Cash Flow (ASC 230) Supplemental Materials $ in billions QTD QTD YTD YTD 3Q16 3Q15 3Q16 3Q15 Net Income from Operations $2.9 $3.0 $7.4 $8.7 Depreciation / Amortization of Intangibles $1.1 $0.9 $3.3 $2.9 Stock-based Compensation $0.1 $0.1 $0.4 $0.4 Working Capital / Other ($0.8) ($0.5) ($1.4) ($2.2) Global Financing A/R $0.9 $0.7 $3.6 $2.0 Net Cash provided by Operating Activities $4.2 $4.2 $13.3 $11.7 Capital Expenditures, net of payments & proceeds ($0.9) ($0.9) ($2.8) ($2.8) Divestitures, net of cash transferred $0.0 ($0.6) $0.0 ($0.5) Acquisitions, net of cash acquired ($0.0) ($0.1) ($5.4) ($0.8) Marketable Securities / Other Investments, net ($0.2) $0.3 $0.6 $1.4 Net Cash used in Investing Activities ($1.0) ($1.3) ($7.6) ($2.7) Debt, net of payments & proceeds ($2.0) $0.9 $1.9 ($0.6) Dividends ($1.3) ($1.3) ($3.9) ($3.6) Common Stock Repurchases ($0.9) ($1.5) ($2.6) ($3.8) Common Stock Transactions - Other $0.1 $0.1 $0.2 $0.3 Net Cash used in Financing Activities ($4.2) ($1.8) ($4.5) ($7.8) Effect of Exchange Rate changes on Cash $0.0 $0.0 $0.2 ($0.2) Net Change in Cash & Cash Equivalents ($1.0) $1.1 $1.4 $1.0

Reconciliation of Operating Earnings Per Share 24 Non-GAAP Supplemental Materials *Includes acquisitions through September 30, 2016 The above reconciles the Non-GAAP financial information contained in the “Overview“ and “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2016 EPS Guidance Expectations IBM GAAP EPS at least $12.23 IBM Operating EPS (Non-GAAP) at least $13.50 Adjustments Acquisition Related Charges* $0.84 Non-Operating Retirement-Related Items $0.43

Reconciliation of Revenue Growth - 3Q 2016 25 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas 0% 0% Europe/ME/Africa (3%) 0% Asia Pacific 5% (4%) U.S. 0% 0% Japan 16% (3%) LA 4% 5% 3Q16 Yr/Yr

Reconciliation of Revenue Growth - 3Q 2016 26 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Becoming a Cognitive Solutions & Cloud Platform Company” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Strategic Imperatives 16% 15% Analytics 15% 14% Cloud 44% 42% Mobile 19% 19% Security 11% 11% Social (21%) (21%) 3Q16 Yr/Yr

Reconciliation of Revenue Growth - 3Q 2016 27 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment” ,“Systems Segment” and “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Cognitive Solutions 5% 5% Tech Svcs & Cloud Platforms 2% 1% Solutions Software 8% 8% Global Technology Services 2% 1% Transaction Processing Software (2%) (2%) Infrastructure Services 3% 2% Strategic Imperatives 11% 11% Technical Support Services (1%) (1%) Cloud 74% 75% Integration Software 3% 4% Global Business Services Flat (2%) Strategic Imperatives 45% 42% Consulting (3%) (5%) Cloud 58% 55% Global Processing Services (1%) (1%) Systems (21%) (21%) Application Management 3% 2% Systems Hardware (24%) (25%) Strategic Imperatives 13% 12% z Systems (35%) (35%) Cloud 74% 69% Power (31%) (31%) Storage (8%) (9%) Cognitive Solutions & Industry Svcs 2% 1% Operating Systems Software (11%) (11%) Strategic Imperatives (18%) (18%) Cloud (16%) (16%) Global Financing (8%) (9%) Total Software 3% 3% 3Q16 Yr/Yr 3Q16 Yr/Yr

Reconciliation of Expense Summary - 3Q 2016 28 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency (1 pts) 0 pts (1 pts) Acquisitions (6 pts) 1 pts (4 pts) Base 6 pts (1 pts) 6 pts RD&E Currency 1 pts 0 pts 1 pts Acquisitions (9 pts) 0 pts (9 pts) Base (1 pts) 0 pts (1 pts) Operating Expense & Other Income Currency (3 pts) 0 pts (3 pts) Acquisitions (6 pts) 1 pts (5 pts) Base 10 pts 0 pts 10 pts

Reconciliation of Software Revenue Growth - 3Q 2016 29 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Software Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Transactional (5%) (5%) Cognitive Solutions Annuity 7% 7% Integration Software Annuity 1% 2% Operating Systems Annuity (9%) (9%) 3Q16 Yr/Yr

Reconciliation of Debt-to-Capital Ratio 30 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target of approximately 7 to 1. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations *Prior year reclassified for the adoption of the FASB guidance (Debt issuance cost) Sep 2016 Dec 2015 Sep 2015* Non-Global Financing Debt/Capital 55% 54% 58% IBM Consolidated Debt/Capital 71% 73% 75%

31 Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2016 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions 12 Months Ended Sep 2016 Net Cash from Operating Activities per GAAP: $18.6 Less: the change in Global Financing (GF) Receivables $1.8 Net Cash from Operating Activities (Excluding GF Receivables) $16.7 Capital Expenditures, Net ($3.8) Free Cash Flow (Excluding GF Receivables) $12.9

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